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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 28, 2005
                                                         -----------------



                            TOWER PROPERTIES COMPANY
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             (exact name of registrant as specified in its charter)


           MISSOURI                      0-18261                 43-1529759
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(state or other jurisdiction of        (Commission)           (I.R.S. employer
incorporation or organization)         File Number           identification no.)


      911 MAIN STREET, SUITE 100
         KANSAS CITY, MISSOURI                                      64105
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  (address of principal executive offices)                       (zip code)


Registrant's telephone number, including area code:  (816) 421-8255

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
              (former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

1. On February 28, 2005, the Registrant entered into a Real Estate Purchase Contract with Ferrellgas L.P. to purchase the land and improvements in Liberty, Clay County, Missouri, consisting of two, 2-story office buildings and surrounding surface parking lots, commonly known as One and Two Liberty Plaza, Liberty, Missouri 64068-2970. The purchase is part of a Sec. 1031 like-kind exchange relating to the 811 Main office building in downtown Kansas City, Mo. The purchase price is $5,500,000, and, subject to certain prorations, closing costs and other agreed expenses, was to be paid to an intermediary in connection with a Sec. 1031 like-kind exchange, in guaranteed funds or cashier's check on March 2, 2005.

2. On March 2, 2005, the Registrant entered into a Net Lease with Ferrellgas L.P. ("Tenant") leasing to Tenant the land and improvements described in Item 1 above. The term of the Lease commenced on March 2, 2005 and expires on March 31, 2015. The Tenant shall pay the Registrant as minimum rent, the sum of $473,000 per annum, payable in equal monthly installments of $39,416.67 on the first date of each month in advance. The Lease shall be deemed and construed to be a "Net Lease," it being the intent that the Registrant shall receive all minimum rent, additional rent and other charges payable under the Lease free from any charges, taxes, assessments, fees, impositions, expenses, set-offs or deductions of any and every kind or nature whatsoever, except as expressly set forth in the Lease. Tenant shall pay as additional rent all charges required to be paid by Tenant under this Lease, whether or not the same are designated "additional rent". If such charges are not paid at the time provided in this Lease, they shall be payable as additional rent upon demand or with the next installment of minimum rent thereafter falling due.

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

1. On February 28, 2005, the Registrant completed the sale to Commerce Bank, N.A. ("Buyer") of a 12-story combination office building and parking garage, located in downtown Kansas City, Missouri, with a common address of 811 Main Street, Kansas City, Missouri, pursuant to the Real Estate Contract entered into on December 22, 2004, as reported on the Form 8-K filed by the Registrant on December 28, 2004. There are common officers and directors of the Registrant and Buyer and Commerce Bancshares, Inc., the parent of the Buyer. The sale price was $10,750,000 and after the payment of the mortgage and other closing expenses, $5,982,091.20 was paid in cash to an intermediary to be utilized in connection with a Sec. 1031 like-kind exchange relating, in part, to the real estate and improvements described in Section 1, Item 1.01.1, above. The sale price was determined by independent appraisal.

2. On March 2, 2005, the Registrant completed the purchase from Ferrellgas L.P. of the land and two, 2-story office buildings and surrounding surface parking lots thereon, commonly known as One and Two Liberty Plaza, Liberty, Missouri 64068-2970, pursuant to the Real Estate Purchase Contract dated as of February 28, 2005, and reported under Section 1, Item 1.01.1., above. The purchase price was $5,500,000, and after deducting closing costs, the net amount of $5,493,520 was paid from cash deposited with an intermediary from the sale of the land and improvements described in the preceding Item 1 as part of a Sec. 1031 like-kind exchange.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired.

      The financial statements required, if any, with respect to the purchase of real estate described in Section 2, Item 2.01.2., above are not included in this Form 8-K, but the required financial statements, if any, will be filed on or before May 18, 2005.

      (b) Proforma Financial Information.

      The pro forma financial information required, if any, with respect to the purchase of the real estate



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      described in Section 2, Item 2.01.2., above, are not included in this report on Form 8-K, but the required pro forma financial information, if any, will be filed on or before May 18, 2005.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       TOWER PROPERTIES COMPANY

DATE:    March 4, 2005
                                       By: /s/ Thomas R. Willard
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                                           Thomas R. Willard
                                           President and Chief Executive Officer



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